UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

LION COPPER AND GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55139	98-1664106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

143 S Nevada St.
 Yerington, Nevada, United States 89447
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 1-(775) 463-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Lion Copper and Gold Corp. (the "Company") entered into an option to earn-in agreement with Rio Tinto America Inc. dated March 18, 2022, as reported on the Company's Form 10-K filed on April 1, 2024.  A copy of the agreement is filed as exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On September 19, 2024, the Company issued 41,707,215 common share purchase warrants of Lion Copper and Gold Corp. (the "Company") to certain creditors pursuant to a debt settlement announced by the Company on March 8, 2024.  Each warrant is exercisable into one common share of the Company at a price of US$0.056 per common share for a period of five years from the date of issuance.  The Warrants were issued to two persons who are accredited investors pursuant to Rule 506(b) of Regulation D under the United States Securities Act of 1933, as amended, and one person outside of the United States pursuant to Regulation S under the United States Securities Act of 1933, as amended.

Item 7.01 Regulation FD

On September 19, 2024, the Company filed a Form 2A Listing Statement dated September 18, 2024 in connection with the listing of its common shares on the Canadian Securities Exchange.  A copy of the Form 2A Listing Statement is attached to this report as Exhibit 99.1 and incorporated herein by reference.

On September 20, 2024, the Company issued a press release entitled "Lion Copper Announces Unit Private Placement and Issuance of Warrants".  A copy of the press release is attached to this report as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 and in the Form 2A Listing Statement and the press release is deemed to be "furnished" and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

10.1	Option to Earn-in Agreement dated March 18, 2022
99.1	Form 2A Listing Statement dated September 18, 2024
99.2	Press release dated September 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lion Copper and Gold Corp.
Date:	September 24, 2024	(Registrant)

/s/ Lei Wang
Lei Wang Chief Financial Officer